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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 30, 2009

CELLDEX THERAPEUTICS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-15006 (Commission File Number)	13-3191702 (IRS Employer Identification No.)

119 Fourth Avenue Needham, Massachusetts (Address of principal executive offices)	02494-2725 (Zip Code)

Registrant's telephone number, including area code:    (781) 433-0771

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.    Completion of Acquisition or Disposition of Assets.

        This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by us on October 2, 2009, to include the financial statements and exhibits as required in connection with the transaction reported therein.

Item 9.01.    Financial Statements and Exhibits.

(a)   Financial Statements of Businesses Acquired.

        The audited consolidated balance sheets of CuraGen Corporation ("CuraGen") as of December 31, 2008 and 2007 and the audited consolidated statements of operations, changes in stockholders' equity and cash flows of CuraGen for the years ended December 31, 2008, 2007 and 2006, and the notes related thereto, are filed as Exhibit 99.1.

        The unaudited condensed balance sheets of CuraGen as of March 31, 2009 and December 31, 2008 and the unaudited condensed statements of operations and cash flows of CuraGen for the three-month period ended March 31, 2009 and 2008, and the notes related thereto, are filed as Exhibit 99.2.

        The unaudited condensed balance sheets of CuraGen as of June 30, 2009 and December 31, 2008 and the unaudited condensed statements of operations for the three and six month period ended June 30, 2009 and 2008 and unaudited condensed statements of cash flows of CuraGen for the six-month period ended June 30, 2009 and 2008, and the notes related thereto, are filed as Exhibit 99.3.

(b)   Pro Forma Financial Information

        The unaudited pro forma condensed combined statement of operations as of June 30, 2009 and for the fiscal year ended December 31, 2008, the unaudited pro forma combined balance sheet as of June 30, 2009, and accompanying notes are filed as Exhibit 99.4.

(d)   Exhibits

Exhibit Number	Description
23.1	Consent of Deloitte & Touche LLP, Registered Independent Public Accounting Firm of CuraGen
99.1
The audited consolidated balance sheets of CuraGen as of December 31, 2008 and 2007 and the audited consolidated statements of operations, changes in stockholders' equity and cash flows of CuraGen for the years ended December 31, 2008, 2007 and 2006, and the notes related thereto.
99.2
The unaudited condensed balance sheets of CuraGen as of March 31, 2009 and December 31, 2008 and the unaudited condensed statements of operations and cash flows of CuraGen for the three-month period ended March 31, 2009 and 2008, and the notes related thereto.
99.3
The unaudited condensed balance sheets of CuraGen as of June 30, 2009 and December 31, 2008 and the unaudited condensed statements of operations for the three and six month period ended June 30, 2009 and 2008 and unaudited condensed statements of cash flows of CuraGen for the six-month period ended June 30, 2009 and 2008, and the notes related thereto.
99.4
The unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2009 and for the fiscal year ended December 31, 2008, the unaudited pro forma condensed combined balance sheet as of June 30, 2009, and the notes related thereto.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELLDEX THERAPEUTICS, INC.
By:	/s/ AVERY W. CATLIN Name: Avery W. Catlin Title: Senior Vice President, Treasurer and Chief Financial Officer

Dated: October 21, 2009

 EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Deloitte & Touche LLP, Registered Independent Public Accounting Firm of CuraGen
99.1
The audited consolidated balance sheets of CuraGen as of December 31, 2008 and 2007 and the audited consolidated statements of operations, changes in stockholders' equity and cash flows of CuraGen for the years ended December 31, 2008, 2007 and 2006, and the notes related thereto.
99.2
The unaudited condensed balance sheets of CuraGen as of March 31, 2009 and December 31, 2008 and the unaudited condensed statements of operations and cash flows of CuraGen for the three-month period ended March 31, 2009 and 2008, and the notes related thereto.
99.3
The unaudited condensed balance sheets of CuraGen as of June 30, 2009 and December 31, 2008 and the unaudited condensed statements of operations for the three and six month period ended June 30, 2009 and 2008 and unaudited condensed statements of cash flows of CuraGen for the six-month period ended June 30, 2009 and 2008, and the notes related thereto.
99.4
The unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2009 and for the fiscal year ended December 31, 2008, the unaudited pro forma condensed combined balance sheet as of June 30, 2009, and the notes related thereto.

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  Item 2.01. Completion of Acquisition or Disposition of Assets.
  Item 9.01. Financial Statements and Exhibits.
EXHIBIT INDEX